SUBSCRIPTION AGREEMENT

To:

Spiral Toys, Inc.

2945 Townsgate Road  Suite 200

Westlake Village, CA 91361

Gentlemen:

1.

Subscription.

The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Spiral Toys, Inc., (the “Company”), the number of shares of common stock par value $0.001 per share (“Common Stock”) set forth on the signature page (the “Shares”) at the end of this subscription agreement (the “Agreement”) at a purchase price of $0.45 per Share (the “Purchase Price”) in an offering (the “Offering”) of up to a  maximum of $1,500,000 or 3,333,334 Shares (the “Maximum Amount”), upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement.

On or prior to the closing (the “Closing”) the undersigned will deliver (i) the subscription payment made payable to the Company in an amount equal to the Purchase Price multiplied by the number of Shares set forth on the Signature Page, (ii) two executed copies of the signature page at the end of this Agreement, (iii) one executed copy of the Purchaser Questionnaire, attached hereto as Exhibit II (including the W-9 or W-8 BEN, as applicable and attached thereto), to:

Spiral Toys, Inc.

             2945 Townsgate Road  Suite 200

                          Westlake Village, CA 91361

Phone number (800) 598-6845

Attn: Akio Ariura, CFO

Fax number (805) 380-7633

akio@spiraltoys.com

The undersigned understands that the Shares are being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation D Rule 506 of such Securities Act. As such, the Shares are only being offered and sold to investors who qualify as “accredited investors" and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as an accredited investor. The Shares when issued will have a legend on the certificates indicating that they are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws. The Shares when issued will have a legend on the certificates indicating that they are “restricted securities” and will be subject to a holding period of up to 12 months from the date the Shares are issued until any restrictive legends may be removed for transfer, subject to the satisfaction of any other conditions applicable to the removal of the restrictive legends in accordance with Rule 144 under the Securities Act or any other available exemption from registration.

2.

Acceptance of Subscription.

The Offering will continue until the earlier to occur of (i) AUGUST 15, 2015; or (ii) the sale of the Maximum Amount of Shares, unless extended by the Company in its sole and absolute discretion for up to an additional 30 days.

Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the

Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering.  The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

3.

Representations and Warranties.

3.1.

The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a)

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (Nevada) with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company. The term “material adverse effect” as used in this Agreement shall mean the result of any event or occurrence that has a material adverse effect on the financial condition, business or operations of the Company except to the extent such event or occurrence results from (A) changes in general local, domestic, foreign, or international economic conditions, (B) changes affecting generally the industries or markets in which Company operates, (C) acts of war, sabotage or terrorism, military actions or the escalation thereof, (D) any changes in applicable laws or accounting rules or principles, including changes in GAAP, (E) any other action required by this Agreement, or (F) the announcement of the transactions contemplated by this Agreement.

(b)

The authorized capital stock of the Company will consist of 74,000,000 shares of Common Stock, plus 1,000,000 shares of preferred stock at $0.001 per share. Assuming the Company sells the Maximum Amount,  there will be up to approximately 51.1 million shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding, excluding any other shares of Common Stock that the Company may issue.

Each outstanding share of the Company’s Common Stock is validly authorized, validly issued, fully paid, non-assessable, and free and clear of preemptive and similar rights to subscribe for or purchase securities. Except for securities and options to purchase shares of Common Stock granted in the ordinary course of business to employees, management, consultants or advisors, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

(c)

There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets.

(d)

The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e)

The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the Shares in the Offering.

(f)

No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g)

The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h)

The Shares issuable in this Offering are duly authorized and, if and when issued in accordance with the terms and conditions set forth in this Agreement, will be validly issued, fully paid, non-assessable and free and clear of all liens imposed by the Company other than restrictions on transfer provided for in this Agreement, and will not be issued in violation of any preemptive or other rights of stockholders.

(i)

Without limiting the generality of the foregoing, to the knowledge of the Company, there has been no event, occurrence or development since the date of the Company’s latest audited financial statements included within the reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including pursuant to Section 13(a) or 15(d) thereof (the “SEC Reports”), except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof that has resulted in a material adverse effect on the Company.

(j)

With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer

Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(k)

 Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(l)

Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

 3.2.

The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a)

The undersigned is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement. "

(b)

For California and Massachusetts individuals: If the Purchaser is a California resident, such Purchaser's investment in the Company will not exceed 10% of such Purchaser's net worth (or joint net worth with his spouse). If the Purchaser is a Massachusetts resident, such Purchaser's investment in the Company will not exceed 25% of such Purchaser's joint net worth with such Purchaser's spouse (exclusive of principal residence and its furnishings).

(c)

If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(d)

The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(e)

The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(f)

The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g)

The undersigned acknowledges that a limited market for the Shares presently exists and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(h)

The undersigned has been advised by the Company that none of the Shares have been registered under the Securities Act, that the Shares will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(i)

The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares is registered under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, except as contemplated by the terms of this Agreement or (ii) such Shares  are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Shares and will not be evailable at any time prior to the one month anniversary of the Closing with respect to the sale of the Shares unless the Company becomes subject to the Exchange Act reporting requirements), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares.

(j)

The undersigned acknowledges that the Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of certificates and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE

STATE SECURITIES LAWS.

(k)

The undersigned will acquire the Shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by 'he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(l)

No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(i)

the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(ii)

the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Stock or of the Company's activities.

(n)

No oral or written representations have been made and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering.

(m)

The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(n)

The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(o)

The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the Company.

(p)

Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that it has had the opportunity to review the SEC Reports, including the risk factor contained in the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the undersigned or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports, the Company’s representations and warranties contained in this Agreement

(q)

The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(r)

The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares as necessary to make an informed decision with respect to the purchase of the  Shares and has not relied on the Company, its officers, directors or professional advisors for advice as to such consequences.

(s)

The undersigned is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement

4.

Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 3.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, in this Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

5.

Provisions of Certain State Laws.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

6.

Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

7.

Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the Purchaser, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

8.

Modification.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

9.

Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

10.

Counterparts.

This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

11.

Entire Agreement.

This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

12.

Severability.

Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

13.

Assignability.

This Subscription Agreement is not transferable or assignable by the Purchaser.

14.

Applicable Law.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to residents of that State executing contracts wholly to be performed in that State.

15.

Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the State of California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the State of California.

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

* * * * *

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares in the Company.

Number of Shares Subscribed for__________at $0.45 per Share.

Aggregate Purchase Price: $ ____________________________________________________

Type of ownership:

____________

Individual

____________

Joint Tenants

____________

Tenants by the Entirety

____________

Tenants in Common

____________

Subscribing as Corporation or Partnership

____________

Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this ____ day of _______, 201_.

_____________________________

______________________________

Exact Name in which Shares are to

Exact Name in which Shares are to

be Registered

be Registered

_____________________________

______________________________

Signature

Signature

_____________________________

______________________________

Print Name

Print Name

__________________________

______________________________

Tax Identification Number:

Tax Identification Number

_____________________________

______________________________

Mailing Address

Mailing Address

_____________________________

______________________________

City, State, Zip

City, State, Zip

_____________________________

______________________________

Residence Phone Number

Residence Phone Number

_____________________________

______________________________

Work Phone Number

Work Phone Number

_____________________________

______________________________

E-Mail Address

E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

Spiral Toys, Inc. hereby accepts the subscription of _________________________ Shares as of the ____ day of _________, 2015.

SPIRAL TOYS, INC.

By:

______________________________

Mark Meyers, Chief Executive Officer

Exhibit I to Subscription Agreement

DEFINITION OF "ACCREDITED INVESTOR"

WITHIN THE MEANING OF REGULATION D

An accredited investor means any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(i)

any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(ii)

any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(iii)

any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(iv)

any of the directors or executive officers of the Company;

(v)

any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Stock, exceeds $1,000,000;

(vi)

any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

(vii)

any entity in which all of the equity owners are accredited investors.

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE

Purpose of this Questionnaire.

Shares of Spiral Toys, Inc., a Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire including the attached W-9 (or W-8 as applicable) should be completed, signed, dated and delivered to:

Spiral Toys, Inc.

2945 Townsgate Road  Suite 200

Westlake Village, CA 91361

Please contact Akio Ariura at (949) 829-2385 if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

FOR INDIVIDUALS

I.

General Information:

Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business

or  _________

Home  (check one)

Social Security Number:  ____________________________________________________________

Marital Status:  ____________________________________________________________________

II.

Financial Condition:

1.

Did your individual annual income1 during each of 2013 and 2014 exceed $200,000 and do you reasonably expect your individual annual income during 2015 to exceed $200,000?

Yes _______

No _______

2.

Did your joint (with spouse) annual income during each of 2013 and 2014 exceed $300,000 and do you reasonably expect your individual annual income during 2015 to exceed $300,000?

Yes _______

No  _______

3.

Does your individual or joint net worth2 with your spouse (excluding the net value of a primary residence) exceed $1,000,000?

Yes _______

No  _______

By signing this Questionnaire I hereby confirm the following statements:

(a) I am aware that the offering of Shares will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

[SIGNATURE PAGE FOLLOWS]

Executed:

Date:________________

_______________________________________________

(Printed Name of Purchaser)

__________________________________________

(Signature of Purchaser)

_____________________________________________

(Printed Name of Joint Purchaser)

__________________________________________

(Signature of Joint Purchaser)

Place:  ____________________________________

FOR ENTITIES

(Check all that apply)

___

Entity With  Value Exceeding $5 Million.  The Purchaser is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar  business trust which: (1) was not formed for the specific purpose of acquiring the Shares, and (2) has total assets in excess of $5,000,000.

___

Entity Comprised of Accredited Investors.  The Purchaser is a corporation, partnership (general or limited), limited liability company, limited liability partnership or Massachusetts or similar business trust in which all of the Subscriber’ s equity owners are Accredited Investors.

___

Revocable Trust.  The Purchaser is a revocable trust (also commonly known as a family or living trust) established to facilitate the distribution of the estate of the settlors (grantors): (1) which may be revoked or amended at any time by the settlors (grantors); (2) which passes all tax benefits of investments made by such trust through to the settlors (grantors) individually; and (3) in which all of the settlors (grantors) are Accredited Investors.

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Trust Whose Assets Exceed $5 Million.  The Subscriber is a trust that has total assets in excess of $5,000,000, and the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Shares.

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Financial Institution as Trustee.  The Purchaser is a financial institution which: (1) is a bank, savings and loan association, or other regulated financial institution; (2) is acting in its fiduciary capacity as trustee; and (3) is subscribing for the purchase of the Shares on behalf of the subscribing trust.

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Employee Benefit Plan (including Keogh Plan) With Self-Directed Investments and Segregated Accounts.  The Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA” ), and: (1) such plan is self-directed  and provides for segregated accounts; (2) the investment decision to purchase the Shares is being made by a plan participant who is an Accredited Investor; and (3) the investment in the Shares is being made solely on behalf of such Accredited Investor.

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Employee Benefit Plan (including Keogh Plan) With Financial Institution As Trustee.  The Purchaser is an employee benefit plan within the meaning of ERISA, and the decision to invest in the Shares was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser.

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Employee Benefit Plan (including Keogh Plan) With Assets Exceeding $5 Million.  The Purchaser is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

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Tax Exempt 501(c)(3) Organization.  The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, which organization was not formed for the specific purpose of acquiring the Shares, and which organization has total assets in excess of $5,000,000.

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Bank.  The Purchaser is a bank as defined in Section 3(a)(2) of the Securities Act.

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Savings and Loan Association.  The Purchaser is a savings and loan association or other institution as defined in Section 3(a)(5)(i) of the Securities Act.

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Insurance Company.  The Purchaser is an insurance company as defined in Section 2(14) of the Securities Act.

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Investment Company.  The Purchaser is an investment company registered under the Investment Company Act of 1940.

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Business Development Company.  The Purchaser is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

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Small Business Investment Company.  The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

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Private Business Development Company.  The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

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Registered Broker or Dealer .  The Purchaser is a broker or dealer registered pursuant to

Section 15 of the Securities Exchange Act of 1934.

Executed:

Date:________________

_______________________________________________

(Printed Name of Purchaser)

_______________________________________________

(Printed Name of Authorized Person of Purchaser )

_______________________________________________

(Title of Authorized Person of Purchaser )

__________________________________________

_

(Signature of Authorized Person of Purchaser)

W-9 or W-8 BEN

(Attached)

Footnotes

1 The Subscriber may determine income by adding to his, her or its adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions or claims for depletion, contributions to an IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2 The term “ net worth”  means the excess of total value over total liabilities.